EXHIBIT 32.2
                                  CERTIFICATION

                       Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the quarterly report on Form 10-QSB of State of Franklin Bancshares, Inc. (the "Company") for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Charles E. Allen, Jr., the Chairman of the Board and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)of the Company, hereby certifies that (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This Certification is signed on August 11, 2004.



                               /s/ Charles E. Allen, Jr.
                               -------------------------------------------------
                                   Charles E. Allen, Jr.
                                   Chairman of the Board and
                                   Chief Executive Officer (Principal Executive, Financial and Accounting Officer)